Exhibit 10.4

INHIBIKASE THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN

Section 1

Title

This Plan shall be known as the Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan.

Section 2

Purpose

The purpose of the Plan is to advance the interests of the Company by providing key employees and certain other persons with opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as “incentive stock options” under Section 422(b) of the Code; (b) the grant of options which do not qualify as ISOs and (c) other stock based awards.

Section 3

Definitions

As used in the Plan, the following capitalized words shall have the meanings indicated:

3.1.            “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock, or any other equity-based Award made pursuant to Section 9 below.

3.2.            “Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

3.3.            “Board” means the Board of Directors of the Company.

3.4.            “Code” means the Internal Revenue Code of 1986, as amended.

3.5.            “Committee” means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof.

3.6.            “Common Stock” means the Company’s common stock, par value [$0.001] per share.

3.7.            “Company” means Inhibikase Therapeutics, Inc., a Delaware corporation, or any successor thereto.

3.8.            “Disability” means “disability,” as such term is defined in Section 22(e)(3) of the Code.

3.9.            “Disqualifying Disposition” means any disposition (within the meaning of Section 424(c) of the Code) of Shares acquired upon the exercise of an ISO before the later of (a) two years after the Participant was granted the ISO or (b) one year after the Participant acquired the Shares by exercising the ISO.

3.10.          “Fair Market Value” means, with respect to a Share as of any date of determination, in the discretion of the Committee, (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Stock Market; or (iii) if Shares are not publicly traded, the fair market value of such Share as determined by the Board in good faith after taking into consideration all facts which it deems appropriate and in accordance with applicable statutory and regulatory guidelines.

3.11.          “Grant Date” means the effective date of an Award as specified by the Committee and set forth in the applicable Award Agreement.

3.12.          “Incentive Stock Option” or “ISO” means an option to purchase Shares awarded to a Participant under Section 7 of the Plan that is intended to meet the requirements of Section 422 of the Code.

3.13.          “Initial Public Offering” means the first public offering of the Company’s equity securities registered under the Securities Act, or any successor statute, or such other event as a result of which outstanding equity securities of the Company (or any successor entity) shall be publicly traded.

3.14.          “Non-Qualified Option” or “NQO” means an option to purchase Shares awarded to a Participant under Section 7 of the Plan that is not intended to be an ISO.

3.15.          “Option” means an ISO or an NQO.

3.16.          “Participant” means an individual or entity selected by the Committee to receive an Award under the Plan.

3.17.          “Plan” means the Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan set forth in this document and as hereafter amended from time to time in accordance with Section 12.

3.18.          “Restricted Stock” means Shares awarded to a Participant under Section 8 of the Plan pursuant to an Award that entitles the Participant to acquire Shares for a purchase price (which may be zero if permissible under applicable law), subject to such conditions as the Committee may determine to be appropriate, including a Company right during a specified period or periods to repurchase the Shares at their original purchase price (or to require forfeiture of the Shares if the purchase price was zero and if permissible under applicable law) upon conditions specified in connection with the Award.

3.19.          “Securities Act” means the Securities Act of 1933, as amended.

3.20.          “Shares” means shares of the Company’s Common Stock.

Section 4

Administration

4.1.            Administrator. The Plan shall be administered by the Committee, or if there is no Committee, by the Board. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

4.2.            Duties of Administrator. Subject to ratification of the grant or authorization of each Award by the Committee (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of persons eligible under Section 5 to receive Awards) Awards shall be granted; (ii) determine the time or times at which Awards shall be granted; (iii) determine the purchase price of Shares subject to each Award, (iv) determine whether each Option granted shall be an ISO or a NQO; (v) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (vi) determine any other provisions applicable to the Award and the shares of Common Stock issuable upon exercise thereof; (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it; and (viii) make all other determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final and conclusive unless otherwise determined by the Committee. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee nor any officer, director, employee or agent of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

Section 5

Eligibility

The Committee may grant Awards to those employees, officers, directors, consultants and advisors whom the Committee, in its sole discretion, identifies as being in a position which enables such individuals to contribute to the continued growth, development and future financial success of the Company. A director, officer or other person who is not also an employee of the Company shall not be eligible to receive an ISO. The granting of any Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Awards.

Section 6

Stock Reserved For Awards

6.1.            Aggregate Number of Shares Available for Awards. Subject to adjustment as provided in Section 10, the maximum number of Shares to be reserved for issuance under the Plan as Awards, including Incentive Stock Options, shall be 1,350,000 Shares. Any or all of the Shares subject to Awards under the Plan may be authorized but unissued Shares, or issued Shares that have been or shall have been reacquired by the Company, as the Board may from time to time determine.

6.2.            Lapsed, Forfeited or Expired Awards. If any Award granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Award shall again be available for grants of Awards under the Plan unless the Plan shall have been terminated.

Section 7

Stock Options

7.1.            Grant of Options. Subject to the limitations of the Plan, the Committee may, after consultation with and consideration of the recommendations of management and the Board as the Committee deems desirable, select those individuals to be granted Options and determine the time when each such Option shall be granted and such other terms of each Option. The Committee shall clearly designate and identify each Option at the time it is granted as either an ISO or a Non-Qualified Option, as the case may be. The Grant Date of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. ISOs may be granted only to persons who are employees of the Company on the Grant Date. The Company shall have no liability to a Participant or to any other party if an Option (or any portion thereof) that is intended to be an ISO is determined not to be an ISO (including, without limitation, due to the determination that the exercise price per share of the Option was less than the fair market value per share as of the Grant Date). The Committee may grant both ISOs and NQOs to the same employee, and the exercise of one such Option does not in any way affect the employee’s right to exercise the other.

7.2.            Exercise Price. Unless the Committee determines otherwise, the exercise price specified in the Option Agreement relating to each Option granted under the Plan shall be not less than one hundred percent (100%) of the Fair Market Value on the Grant Date. In the case of an ISO, the exercise price of an ISO shall be not less than 100% of the Fair Market Value on the Grant Date; provided however that if on the Grant Date, the Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Grant Date.

7.3.            Exercise of Options. Options shall become exercisable at such time or times as shall be determined by the Committee at or after the Grant Date. The Committee may at any time accelerate the exercisability of all or any portion of any Option.

7.4.            Method of Exercise. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefore either (a) in United States dollars in cash or by check, (b) subject to the Committee’s discretion at the time of exercise, by the Optionee’s full recourse promissory note in a form approved by the Committee, (c) subject to the Committee’s discretion, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Option Shares or of a loan from the broker to the Optionee required to pay the exercise price, (d) subject to the Committee’s discretion at the time of exercise, by tender to the Company of Common Stock owned by the Optionee, having a Fair Market Value on the date of tender not less than the exercise price, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d).

7.5.            Option Term. The term of each Option shall be fixed by the Committee; provided however that unless otherwise provided on the Option Agreement, no Option shall be exercisable more than ten (10) years after the date the Option is granted provided, further that if an ISO is granted to an Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the ISO may not be exercised after the expiration of five (5) years from the Grant Date. The only exception to the Option Term is for the Scientific Founder, Daniel Kalman, PhD, who will be permitted to exercise his Option up to twenty (20) years after the date the Option is granted.

7.6.            Annual Limit on Incentive Stock Options. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as NQOs.

7.7.            Termination of Employment, Death and Disability

7.7.1.      ISO. Unless otherwise specified in the agreement relating to such ISO, if a Participant ceases to be employed by the Company (including retirement) other than by reason of death or Disability, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment provided, however, if such termination occurs by reason of death or Disability, such period shall be extended to one (1) year following the date of such event, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 7.8 hereof.

7.7.2.      Non-Qualified Option. The Committee, in its discretion, shall determine the extent, if any, to which the grantee of a Non-Qualified Option may exercise said Option upon his or her termination of employment with the Company. If not otherwise specified in the Award Agreement, a Non-Qualified Option must be exercised no later than the thirtieth (30th) day after the Participant’s cessation of service with the Company.

7.7.3.      Leave of Absence. For purposes of this Section, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment, provided that such written approval contractually obligates the Company to continue the employment of the Participant after the approved period of absence.

7.8.            Transferability of Options. Except as otherwise provided in an Award Agreement pertaining to NQOs, (i) no Option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution nor shall an Option be subject to attachment, execution or similar process. Except as set forth in the previous sentence and except as otherwise provided in an Award Agreement pertaining to NQOs, during the lifetime of a grantee, each Option shall be exercisable only by such grantee. In the event of (a) any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided in this Plan, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void.

7.9.            Conversion of ISOs to Non-Qualified Options. The Committee, at the written request or with the written consent of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

7.10.        Cancellation of Options. Except as otherwise expressly provided in the agreement pursuant to which an Option is issued, the Committee may, in its sole discretion, in cases involving a serious breach of conduct by an employee or former employee, or activity of a former employee in competition with the business of the Company, cancel any Option, whether vested or not, in whole or in part. Such cancellation shall be effective as of the date specified by the Committee.

Section 8

Restricted Stock

8.1.            Grant of Restricted Stock. The Committee may award shares of Restricted Stock and determine the purchase price, if any, therefor, the duration of the restricted period during which the shares are subject to forfeiture or restrictions on transferability, if any, the conditions, if any, under which the Shares may be forfeited to or repurchased by the Company and any other terms and conditions of the Awards. The Committee may modify or waive any restrictions, terms and conditions with respect to any Restricted Stock. Shares of Restricted Stock may be issued for such consideration, if any, as is determined by the Committee, subject to applicable law.

8.2.            Transferability. Except as set forth in the applicable Award Agreement, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Furthermore, the Award of Shares of Restricted Stock may be made subject to a repurchase right or right of first refusal, with respect to the Shares of Restricted Stock, in favor of the Company and certain stockholders of the Company upon the occurrence of certain specified events.

8.3.            Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the restricted period(s), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant.

8.4.            Shareholder Rights. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the Award Agreement.

Section 9

Other Stock-Based Awards

The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

Section 10

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND “TERMINATING TRANSACTION” EVENTS

10.1.          Upon the occurrence of any of the following events, a Participant’s rights with respect to Awards granted to such participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement:

10.1.1.    Recapitalization or Reorganization. Subject to Section 10.1.2 below, if, as a result of any recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price per share subject to each outstanding Award, if any, and (iv) the exercise price and/or exchange price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Options) as to which such Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares. The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

10.1.2.    Change in Control. Notwithstanding any other provision of the Plan, but subject to the provisions of any particular Award Agreement, in the event of any Change in Control (as defined below) of the Company, and in anticipation thereof if required by the circumstances, the Committee, in its sole discretion (and in addition to or in lieu of any actions permitted to be taken by the Company under the terms of any particular Award Agreement), may, on either an overall or a Participant by Participant basis, (i) accelerate the exercisability, prior to the effective date of such Change in Control, of any outstanding Options (and/or terminate the restrictions applicable to any Shares of Restricted Stock), (ii) upon written notice, provide that any outstanding Options must be exercised, to the extent then exercisable, within a specified number of days after the date of such notice, at the end of which period such Options shall terminate, (iii) if there is a surviving or acquiring entity, and subject to the consummation of such Change in Control, cause that entity or an affiliate of that entity to grant replacement Awards having such terms and conditions as the Committee determines to be appropriate in its sole discretion, upon which replacement the replaced Options or Restricted Stock shall be terminated or cancelled, as the case may be, (iv) terminate any outstanding Options and make such payments, if any, therefor (or cause the surviving or acquiring entity to make such payments, if any, therefor) as the Committee determines to be appropriate in its sole discretion (including, without limitation, with respect to only the then exercisable portion of such Options based on the Fair Market Value of the underlying Shares as determined by the Board in good faith), upon which termination such Options shall immediately cease to have any further force or effect, (v) repurchase (or cause the surviving or acquiring entity to purchase) any Shares of Restricted Stock for such amounts, if any, as the Board determines to be appropriate in its sole discretion (including, without limitation, an amount with respect to only the vested portion of such Shares (i.e., the portion that is not then subject to forfeiture or repurchase at a price less than their value), based on the Fair Market Value of such vested portion as determined by the Board in good faith), upon which purchase the holder of such Shares shall surrender such Shares to the purchaser, or (vi) take any combination (or none) of the foregoing actions. For purposes of this Plan, a “Change in Control” shall mean a single transaction or series of related transactions, other than an Initial Public Offering, pursuant to which a person or persons, other than existing stockholders of the Company (i) acquires capital stock of the Company possessing the voting power to elect a majority of the Board, (ii) consummates a merger, amalgamation or consolidation with the Company as a result of which the stockholders of the Company who own common stock or other voting securities prior to such transaction(s) shall own, directly or indirectly, less than fifty percent (50%) of the voting securities of the surviving entity, or (iii) acquire all or substantially all of the assets of the Company.

10.1.3.    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

10.2.        Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock based awards issued by such entity or affiliate thereof.

10.3.        No Effect. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

10.4.        Appropriate Adjustments. Upon the happening of any of the events described in Section 10.1 above, the class and aggregate number of shares set forth in Section 6 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Board shall determine the specific adjustments to be made under this Section 10 and, subject to Section 3, its determination shall be conclusive.

INHIBIKASE THERAPEUTICS, INC.
2011 EQUITY INCENTIVE PLAN

Stock Option Agreement

INHIBIKASE THERAPEUTICS, INC. (the “Company”) hereby grants to you (the “Optionee”) the following option (the “Option”) to purchase Common Stock of the Company:

Name of Optionee:
Total Number of Shares Subject to this Option:
Type of Option:
Exercise Price per Share:
Grant Date:
Vesting Commencement Date:
Number of Shares Subject to Vesting Schedule:
Vesting Schedule:
Expiration Date:	15th year anniversary of the Grant Date (i.e., _____________, 2026)

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms of the Company’s 2011 Equity Incentive Plan and this Stock Option Agreement (this “Agreement”), which includes the incorporated terms and conditions attached to and made a part of this Agreement.

OPTIONEE	INHIBIKASE THERAPEUTICS, INC

By:

Print Name:	Print Name:

Address:	Title:

INHIBIKASE THERAPEUTICS, INC.

Stock Option Agreement
under the 2011 Equity Incentive Plan

Incorporated Terms and Conditions

1.             Grant of Option. On the terms and conditions set forth in this Agreement, the Company grants to the Optionee on the Grant Date this Option to purchase at the exercise price per share set forth on the signature page of this Agreement (the “Exercise Price”) the number of shares of the Company’s Common Stock set forth on said signature page (the “Shares”). This Option is granted pursuant to and is governed by the Company’s 2011 Equity Incentive Plan (the “Plan”), the terms of which are incorporated into this Agreement by this reference. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan. By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

2.             Type of Option. This Option is intended to qualify either as an Incentive Stock Option or a Non-Qualified Stock Option, as set forth on the signature page of this Agreement. If this Option is intended to qualify as an Incentive Stock Option, it is agreed that the Exercise Price is at least 100% of the Fair Market Value per Share on the Grant Date (110% of Fair Market Value if Section 4.2 of the Plan applies). If this Option is intended to qualify as a Non-Qualified Stock Option, said Option shall specifically comply with the requirements of Section 3.4 of the Plan.

(a)          Vesting of Option if Service Continues. If the Optionee’s service to the Company has continued through the Vesting Commencement Date set forth on the signature page of this Agreement, the Optionee may exercise this Option for the number of Shares set forth opposite the Vesting Commencement Date on such signature page. Thereafter, if the Optionee’s service to the Company has continued through the periods set forth in the Vesting Schedule set forth on the signature page of this Agreement, the Optionee may exercise the Option for such additional numbers of Shares as have become exercisable pursuant to such schedule. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date on which any portion of the Option becomes exercisable, subject to the requirements of section 409A of the Code if the Option granted hereunder is a Non-Qualified Stock Option. The foregoing rights are cumulative and may be exercised only before the expiration date set forth on the Signature page of this Agreement. For purposes of this section 2(a) only, the definition of a Change in Control shall not include a liquidation or dissolution of the Company.

2.             Purpose and Waiver. The purpose of this Option is to encourage the Optionee to enter into and/or maintain a continuing and long-term relationship with the Company. It is not a purpose of this Option to reward the Optionee for the completion of any specific project or of any discrete period of service which may fall between consecutive vesting periods of this Option. By signing this Agreement, the Optionee hereby waives any claims to any Shares that have not become exercisable pursuant to Section 2(a) of this Agreement as of the date of the termination of the Optionee’s service to the Company.

3.             Exercise.

(a)          General. Within the limits set forth in Section 2, above, the Option may be exercised from time to time with respect to all or any part of the Shares as to which it is exercisable at the time; provided, however, that the Option may not be exercised as to less than 10% of the total number of Shares subject to this Option at any one time, except with respect to the remaining Shares then purchasable under the Option, if less than 10% of such total number of Shares. No fractional Shares may be purchased except in combination with a fraction or fractions under another currently exercisable option or options granted under the Plan, and then only to the extent that such combination equals a full Share. Shares purchased upon exercise of this Option will be subject to restrictions on transfer and a Right of First Refusal. In addition, the exercise of the Option shall be subject to satisfaction of all conditions the Board may impose on the exercise of the Option pursuant to this Agreement or the Plan, and any such exercise shall be effective only after all such conditions have been satisfied.

(b)          Deliveries. To exercise the Option, the Optionee (or other person exercising the Option) must deliver to the Company the following:

(i)                 a completed and signed Notice of Stock Option Exercise, in the form of Attachment A hereto (the “Exercise Notice”). If the Option is being exercised pursuant to Section 8.1 of the Plan by a person other than the Optionee, the Exercise Notice must be accompanied by proof of the right of such person to exercise the Option and such other pertinent information as the Company deems necessary;

(ii)           payment in full of the aggregate Exercise Price of the Shares being purchased:

(A)       in cash or by check made payable to the order of the Company;

(B)       subject to Section 3(c), below, by delivery of shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price;

(C)       subject to Section 3(c), below, by a combination of cash, check and/or shares of Common Stock;

(D)       at the discretion of the Administrator, by delivery of a full- recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as presented by the Administrator;

(E)        subject to Section 3(c), below, if previously approved by the Board, by a combination of cash, check, shares of Common Stock and a promissory note in accordance with the terms of the Plan; or

(F)        if the Common Stock is then traded on a national securities exchange or on the NASDAQ National Market (or successor trading system), by delivery of an irrevocable undertaking, satisfactory in form and substance to the Company, by a creditworthy securities broker to sell such Shares and to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price and any applicable withholding taxes, or delivery by the Optionee to the Company of a copy of irrevocable instructions, satisfactory in form and substance to the Company, to a creditworthy securities broker to sell such Shares and to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price and any applicable withholding or employment taxes; or

(G)       if the Common Stock is then traded on a national securities exchange or on the NASDAQ National Market (or successor trading system), by delivery by the Optionee to the Company of a copy of irrevocable instructions, satisfactory in form and substance to the Company, to pledge such Shares to a securities broker or lender approved by the Company as security for a loan, and to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price and any applicable withholding or employment taxes;

(c)          Limitations on Payment by Delivery of Common Stock. If clause (B) or (C) or (D) of Section 3(b)(ii) is applicable, and if the Optionee wishes to deliver shares of Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the aggregate Exercise Price, then:

(i)             the certificate or certificates representing such Old Stock shall be duly endorsed for transfer to the Company and such Old Stock shall be free of all transfer restrictions, liens, encumbrances and other legal or equitable interests;

(ii)            if the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement; and

(iii)           notwithstanding any provision of this Agreement to the contrary, the Optionee may not pay any part of the aggregate Exercise Price hereof by transferring Old Stock to the Company (A) unless such Old Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six (6) months and (B) the Board determines that payment of the aggregate Exercise Price by delivery of such Old Stock will not result in a charge to earnings for financial accounting purposes.

(d)          Share Certificate(s).

(i)             Delivery. Subject to Section 3(e), below, the Company shall deliver a certificate or certificates representing the Shares to the Treasurer of the Company, as custodian (the “Custodian”) as soon as practicable after receipt of the deliveries specified in Section 3(b), above. Such certificate or certificates shall be registered in the name of the person or persons so exercising this Option. The certificate or certificates so delivered to the Custodian shall be held by the Custodian for the benefit and in favor of the Optionee, subject to the provisions of this Section 3(d). Notwithstanding the escrow, the Optionee shall retain the right to vote and enjoy all other rights and incidents of ownership of the Shares represented by said certificates. The Custodian shall issue a receipt to the Optionee evidencing the delivery of the stock certificates and transfer powers. The Custodian shall arrange to keep any stock certificates and stock transfer powers delivered to him under this Section 3(d) in a secure place and shall keep true and accurate records of all such certificates and powers.

(ii)            Concerning the Custodian. The Company shall indemnify and hold harmless the Custodian against any and all costs or expenses (including attorneys’ fees expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to this Agreement. Any person succeeding to the office of Treasurer shall succeed to and assume the rights and obligations of Custodian hereunder.

(iii)           Release. At such times as may be authorized by the Board, upon the written request of the Optionee, the Custodian shall deliver to the Optionee stock certificates and stock transfer powers executed by the Optionee representing such number of Shares. The Optionee shall execute such additional stock transfer powers and take such additional action as the Custodian shall request to enable the Custodian to maintain possession of stock certificates and, stock transfer powers duly executed by the Optionee representing the remainder of the Shares, if any.

(e)          Legal and Regulatory Matters. The Plan, this Agreement, the Option and the obligation of the Company to sell and deliver the Shares upon exercise of the Option are and shall be subject to (i) all applicable laws, government regulations and rules and (ii) all applicable regulations and rules adopted by the Board in accordance with the Plan. Without limiting the generality of the foregoing, no Shares shall be issued upon the exercise of this Option unless and until the Company has determined in its sole discretion that:

(i)             The Company and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), or to perfect an exemption from the registration requirements of the Securities Act;

(ii)            Any applicable listing requirements of any stock exchange or other securities market on which the Common Stock is listed have been satisfied; and

(iii)           All other applicable provisions of federal and state law have been satisfied.

(f)           The Company may require, as a condition to the exercise of this Option, that Optionee agree to be bound by any shareholders agreement among all or certain shareholders of the Company that may then be in effect, or certain provisions of any such agreement that may be specified by the Company, in addition to the provisions of Sections 7, 8 and 9 hereof.

4.             Termination.

(a)          Termination of Service. Except as otherwise extended by the Board, upon the termination of the service of the Optionee, the Optionee’s Option shall expire on the earliest of the following occasions:

(i)             the date that is three months after the voluntary termination of the Optionee’s service or the termination of the Optionee’s service by the Company (or by an Subsidiary) other than for Cause;

(ii)            the date of the termination of the Optionee’s service by the Company (or by an Subsidiary) for Cause;

(iii)           the date one year after the termination of the Optionee’s service by reason of Disability; or

(iv)          the date one year after the termination of the Optionee’s service by reason of the Optionee’s death.

The Optionee may exercise all or any part of the Optionee’s Option at any time before the expiration of such Option under this Section 4, but only to the extent that such Option had become exercisable before the Optionee’s service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s service terminated (or vested as a result of the termination). The balance of such Option shall lapse when the Optionee’s service terminates. In the event that the Optionee dies during the Optionee’s service, or after the termination of the Optionee’s service but before the expiration of the Optionee’s Option, all or part of such Option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Option had become exercisable before the Optionee’s service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s service terminated (or vested as a result of the termination).

(b)          Termination on Change in Control. Except as otherwise determined by the Board, in the case of a Change in Control, this Option shall terminate on the effective date of such transaction or event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Option or the substitution for this Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, as provided in Section 13 of this Agreement. In the event of any transaction that will result in such termination, the Company shall give to the Optionee written notice thereof at least ten (10) days prior to the effective date of such transaction. Until such effective date, the Optionee may exercise any portion of this Option that is or becomes vested on or prior to such effective date, but after such effective date the Optionee may not exercise this Option unless it is assumed or substituted by the successor entity (or a parent or subsidiary thereof) as provided above.

(c)          Termination of Employment; Voting Trust. If the Optionee ceases to be an employee or consultant of the Company for any reason, including death or disability, (such Optionee is a “Terminated Optionee” for purposes of this section) all of the Shares held by such Terminated Optionee or his transferees as a result of exercising all or any portion of this Option, at the election of the Company, shall be subject to the following procedures:

(i)             the Company shall have the right and option (“Purchase Option”) to purchase from the Optionee and his transferees (the “Seller”), free and clear of all liens and encumbrances, any or all of the Shares for a purchase price equal to the Exercise Price paid for such Shares (“Option Price”). The Company may exercise the Purchase Option by delivering or mailing to the Seller a written notice of exercise of the Purchase Option, within ninety (90) days after the termination date of the employment or consultancy of such Terminated Optionee. Such notice shall specify the number of Shares to be purchased and the aggregate Option Price for such Shares. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such ninety (90) day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such ninety (90) day period After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to this clause (i) above, the Company shall not pay any dividend to the holder thereof on account of such Shares or permit the holder thereof to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Seller to the Company or in cash (by check) or both Shares.

(ii)            in the event that the Company does not exercise the Purchase Option, the Shares shall automatically put into a voting trust (the “Voting Trust”), with a trustee to be designated by the Company. The Optionee for himself or herself agrees to execute a Voting Trust Agreement in form and substance substantially as set forth at Attachment B attached hereto. Such Shares shall be held by the Voting Trust for the benefit of the Terminated Optionee, and all voting rights shall be granted to one or more voting trustees to be designated solely by the Board. If determined by the Board in its sole discretion, Optionee may also be required to execute an irrevocable proxy in connection with the provisions of this Section 4(c)(ii).

5.             No Rights as Shareholder. The Optionee (or any other person entitled to exercise the Option) shall not be entitled to any rights as a shareholder of the Company with respect to any Shares issuable upon exercise of this Option until such Shares shall have been registered on the stock transfer books of the Company in the name of the Optionee (or such other person).

6.             Notice of Premature Disposition. If this Option is intended to qualify as an Incentive Stock Option, as provided on the signature page of this Agreement, then if, within the later of (2) two years from the Grant Date or within one (1) year after the transfer of Shares to the Optionee upon exercise of the Option, the Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Shares, the Optionee shall notify the Treasurer of the Company within ten (10) days after such disposition.

7.             Right of First Refusal; Drag Along Right.

(a)          Right of First Refusal. If the Optionee shall propose to transfer any Option Shares held by him to any Person (a “Transferee”), such proposed transfer shall be conditioned upon the following:

(i)             The Optionee shall not transfer any Option Shares unless the Optionee has owned such shares for a period of at least six (6) months on the date of transfer. Any transfer of Option Shares owned by the Optionee for less than six (6) months on the date of transfer shall be null and void.

(ii)            The Optionee (the “Offeror”) shall offer to the Company or the Company’s designee(s) the Option Shares which it desires to sell, transfer or convey (the “Offered Securities”), at the same price and on the same terms that the Optionee intends to sell, transfer or convey the Offered Securities to the Transferee; provided that the Company or its designee(s) shall have no rights to acquire the Offered Securities unless all of the Offered Stock is acquired. Such offer shall be made by a written notice (the “Notice of Proposed Transfer”) delivered to the Company not less than sixty (60) days prior to the proposed sale, transfer or conveyance. Such notice shall set forth the identity of the Transferee, the price and other terms and conditions of the proposed sale or transfer and such other information as the Company or its designee(s) shall reasonably request, including but not limited to the provisions of Section 7(b) hereof.

(iii)           If the Company or its designee(s) do not accept the offer made by the Offeror with respect to all of the Offered Securities within sixty (60) days following the Company’s receipt of the Notice of the Proposed Transfer, then the Offeror shall have the right for a period of thirty (30) days following the aforementioned sixty (60) day period to sell, transfer or convey such Offered Securities, but only to the Transferee, at not less than the price, and upon terms not more favorable to the Transferee that were contained in the Notice of Proposed.

(b)          Drag Along Rights. If, upon the approval of the Board of Directors of the Company, the holders of shares equal to a majority of the issued and outstanding Common Stock, determined on an as converted basis (i.e., assuming the conversion of all shares of capital stock which can be converted into Common Stock at the time of the determination, into Common Stock), elect to effect a sale of all of their shares of capital stock (the “Subject Shares”), the Optionee shall sell all Option Shares held by him or her on the terms and conditions approved by such other selling stockholders; provided, however, that the Option Shares being sold by the Optionee are sold for the same price and upon the same terms and conditions in all material respects as those applicable to the Subject Shares being sold by such other selling stockholders, adjusting for the conversion of all shares of capital stock which can be converted into Common Stock. The Optionee will take all action necessary and desirable in connection with the consummation of the sale of the Option Shares in connection with a sale of the Subject Shares, including, without limitation, execution and delivery of agreements relating to such sale of Subject Shares and the Option Shares. The Optionee will bear its pro rata share of the cost of any sale of Subject Shares or other equity securities pursuant to a sale of Subject Shares and the Option Shares to the extent such costs are incurred for the benefit generally of all stockholders of the Company and are not otherwise paid by the Company or the acquiring party. Costs incurred by stockholders of Company on their own behalf will not be considered costs of the transaction hereunder. The Company shall have no duty or obligation to disclose to the Optionee, and the Optionee shall have no right to be advised of, any material information regarding the Company or any of its subsidiaries or affiliates, at any time prior to, upon or in connection with the exercise of the rights hereunder by the Company.

(c)          This Section 7 shall terminate upon an underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock.

8.             Restrictions on Transfer.

(a)          No Transfer of Options. This Option is not transferable by the Optionee except by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee. Notwithstanding the foregoing, if this Option is a Non-Qualified Stock Option, such Non- Qualified Stock Option is transferable to the extent permitted by the Plan.

(b)          No Transfer of Shares. The Optionee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”), any of the Shares, or any interest therein, unless such transfer is made in compliance with the provisions of this Agreement.

(c)          Permitted Transfers of Shares. The Optionee shall have the right to make Permitted Transfers of Shares. For purposes of this Agreement, “Permitted Transfer” shall mean any transfer of all or any portion of the Optionee’s Shares by will or the laws of descent and distribution and any transfer by the Optionee during his or her lifetime of all or any portion of his or her Shares to or for the benefit of any spouse, child or grandchild (including any natural born, adopted or step-child or step- grandchild) of the Optionee, or to a trust for the benefit of the Optionee and/or any of the foregoing or to a partnership or limited liability company, the partners or members of which include only the Optionee and/or any of the foregoing or any other person or entity determined by the Board; provided, however, that it shall be a condition of each such Permitted Transfer that (i) the transferee agrees to be bound by the terms of this Agreement and (ii) the Optionee has complied with all applicable laws in connection with such Permitted Transfer. For purposes of this Agreement, (a) any donee or transferee of the Optionee’s Shares shall be treated as the “Optionee,” and (b) notwithstanding the foregoing clause, the circumstances or events giving rise to any forfeiture or repurchase right shall be determined with respect to the original “Optionee” who was first issued such Shares and transferred them to the transferee, and the transferee shall be subject to forfeiture or a repurchase right upon such circumstance or event. For purposes of an example of the foregoing clause (b) and not in any way as a limitation, if a termination of employment gives rise to a repurchase right with respect to Shares held by a transferee, it shall be the termination of the original Shareholder’s employment that creates the repurchase right and not the termination of employment of such transferee.

(d)               Effect of Prohibited Transfer of Shares. Any transfer of Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been transferred in violation of this Agreement or (ii) to treat as the owner of such Shares or pay dividends to any transferee to whom any such Shares shall have been so transferred.

9.                Securities Law Restrictions on Resale.

(a)               Optionee’s Representations and Agreements. The Optionee represents and agrees that (i) unless and until registered under the Securities Act, the Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act; (ii) the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof, and (iii) such Shares may not be sold except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

(b)               Legends on Certificates. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a legend referring to the restrictions on transfer imposed by the Securities Act, and any applicable state securities laws, as well as a legend to the following effect:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THIS CERTIFICATE AND THE COMPANY’S 2011 EQUITY INCENTIVE PLAN. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

(c)               Removal of Legends. If, in the opinion of counsel to the Company, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, then the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(d)               Lock-up Agreement. The Optionee agrees that, in the event that the Company effects any underwritten public offering of Common Stock registered under the Securities Act, neither the Shares nor any interest in the Shares may be sold, offered for sale, pledged or otherwise disposed of, directly or indirectly (including through the granting of options or any hedging transactions), without the prior written consent of the managing underwriter(s) of the offering, for the same period of time after the execution of an underwriting agreement in connection with such offering, and on the same terms, that all of the Company’s then directors and executive officers agree to be restricted.

10.              No Retention Rights. Nothing in the Plan, the Option or this Agreement confers upon the Optionee any right to continue in the service of the Company for any period of specific duration or shall be construed to interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are expressly reserved by each, to terminate the Optionee’s service at any time and for any reason, with or without cause.

11.              Taxes. As a condition to the issuance of Shares upon exercise of this Option, the Optionee hereby agrees that, if the Company in its discretion determines that it is or could be obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Shares or other property acquired pursuant to the Option, the Company may, in its discretion, withhold the appropriate amount of tax (a) in cash from the Optionee’s wages or other remuneration or (b) in kind from the Shares or other property otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount sufficient to satisfy the withholding obligation of the Company, the Optionee will on demand, and as a condition to the issuance of Shares upon the exercise of this Option, make reimbursement in cash for the amount underwithheld or, if permitted by the Board, provide such cash or other security as the Board deems adequate to meet the liability or potential liability of the Company for the withholding of tax, and to augment such cash or other security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such cash or other security.

12.              Amendments. The Board may at any time or times amend the Plan, the Option granted hereunder, or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan, amendment of the Option or this Agreement shall, without the Optionee’s consent, materially adversely affect the Optionee’s rights under the Option or this Agreement. Notwithstanding the foregoing, this Agreement shall be amended as required by Section 15(g) below to the extent required by regulatory or statutory guidance.

13.              Adjustments for Stock Splits, Stock Dividends, Etc. If from time to time while this Agreement remains in force and effect there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, (a) any and all new, substituted or additional securities to which the Optionee is entitled by reason of his ownership of Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as such Shares and (b) appropriate adjustment shall be made to the Exercise Price, subject to compliance with section 409A of the Code, if applicable. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14.              Consistency with Plan. If there is any inconsistency between the provisions of this Agreement and the provisions of the Plan, the latter shall control.

15.              Miscellaneous.

(a)               Severability; Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles

(b)               Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Company if the Optionee fails to comply with the provisions of this Agreement and that, in the event of any such failure, the Company will not have an adequate remedy at law. The Company shall, therefore, be entitled to obtain specific performance of each of the Optionee’s obligations hereunder and to obtain immediate injunctive relief. The Optionee shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that the Company has an adequate remedy at law.

(c)               Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

(d)               Notices. All notices required or permitted hereunder shall be in writing and be effective upon personal delivery, upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to its principal executive office at the time, Attention: President, and if to the Optionee, to the address shown beneath his or her signature on the signature page of this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 15(d).

(e)               Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, of the parties hereto concerning the subject matter hereof. In particular, the options granted hereunder satisfy all outstanding claims which the Optionee has with respect to equity of the Company.

(f)                Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by an Optionee, but no such waiver by the Board shall operate to the detriment of the Optionee without the Optionee’s consent.

(g)               Statutory Requirements and Subsequent Amendment. This Agreement and the grant of any Option hereunder is intended, to the extent applicable, to constitute good faith compliance with the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by subsequent guidance, whether statutory or regulatory, the Company and Optionee agree that any Option granted hereunder may be modified, rescinded or substituted by the Company with an award of comparable economic value as required to maintain compliance with the provisions of section 409A of the Code.

(h)              Administration. The Committee shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. The Committee shall have full power and authority to pass and decide upon cases in conformity with the objectives of this Agreement under such rules as the Board of the Company may establish. Any decision made or action taken by the Company, the Board, or the Committee arising out of, or in connection with, the administration, interpretation, and effect of this Agreement shall be at their absolute discretion and will be conclusive and binding on all parties. No member of the Board, the Committee, or employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by the Recipient or by any agent to whom duties in connection with the administration of this Agreement have been delegated in accordance with the provision of this Agreement.

INHIBIKASE THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN

Restricted Stock Agreement
(with Voting Trust)

INHIBIKASE THERAPEUTICS, INC. (the “Company”) hereby awards to you (the “Shareholder”) shares of Common Stock of the Company as follows:

Name of Shareholder:
Total Number of Shares Awarded:
Price per Share:
Award Date:
Number of Shares Subject to Vesting Schedule:
Vesting Schedule:

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is made under and governed by the terms of the Company’s 2011 Equity Incentive Plan (the “Plan”) and this Restricted Stock Agreement (this “Agreement”), which includes the incorporated terms, conditions and agreements attached to and made a part of this Agreement. This Agreement is an Award Agreement issued under the Plan.

SHAREHOLDER	INHIBIKASE THERAPEUTICS, INC

By:
Print Name:	Print Name:
Address:	Title:

INHIBIKASE THERAPEUTICS, INC.

Restricted Stock Agreement
under the 2011 Equity Incentive Plan

Incorporated Terms and Conditions

1.                  Issuance of Shares. On the terms and conditions set forth in this Agreement, the Company grants to the Shareholder on the Award Date, at the price per share set forth on the signature page of this Agreement, the number of shares of the Company’s Common Stock set forth on said signature page (the “Shares”). The award of the Shares is made pursuant to and is governed by the Plan (including any applicable sub-plan), the terms of which are incorporated into this Agreement by this reference. To the extent there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan. By signing this Agreement, the Shareholder acknowledges receipt of a copy of the Plan.

2.                  Award Restrictions. The Shares covered by this restricted stock award shall be subject to the vesting schedule set forth on the signature page. During the restriction period, the Shares covered by the restricted stock award are not transferable by the Shareholder by means of sale, assignment, exchange, pledge, or otherwise, except by will or the laws of descent and distribution. The naming of a designated beneficiary under the Plan does not constitute a transfer.

3.                  Investment Representations. In connection with the issuance of the Shares contemplated by Section 1 above, the Shareholder hereby represents and warrants to the Company as follows:

(a)               The Shareholder is receiving the Shares for the Shareholder’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)               The Shareholder has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Shareholder’s investment in the Company and has consulted with the Shareholder’s own advisers with respect to the Shareholder’s investment in the Company.

(c)               The Shareholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d)               The Shareholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e)               The Shareholder understands that the Shares are not registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Shareholder further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing.

4.                  Restrictions on Transfer.

(a)               No Transfer of Shares. The Shareholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”), any of the Shares, or any interest therein, unless such transfer is made in compliance with the provisions of this Agreement.

(b)               Permitted Transfers of Shares. The Shareholder shall have the right to make Permitted Transfers of Shares. For purposes of this Agreement, “Permitted Transfer” shall mean any transfer of all or any portion of the Shareholder’s Shares by will or the laws of descent and distribution and any transfer by the Shareholder during his or her lifetime of all or any portion of his or her Shares to or for the benefit of any spouse, child or grandchild (including any natural born, adopted or step-child or step-grandchild) of the Shareholder, or to a trust for the benefit of the Shareholder and/or any of the foregoing or to a partnership or limited liability company, the partners or members of which include only the Shareholder and/or any of the foregoing or any other person or entity determined by the Board; provided, however, that it shall be a condition of each such Permitted Transfer that (i) the transferee agrees to be bound by the terms of this Agreement and (ii) the Shareholder has complied with all applicable laws in connection with such Permitted Transfer. For purposes of this Agreement, (a) any donee or transferee of the Shareholder’s Shares shall be treated as the “Shareholder,” and (b) notwithstanding the foregoing clause, the circumstances or events giving rise to any forfeiture or repurchase right shall be determined with respect to the original “Shareholder” who was first issued such Shares and transferred them to the transferee, and the transferee shall be subject to forfeiture or a repurchase right upon such circumstance or event. For purposes of an example of the foregoing clause (b) and not in any way as a limitation, if a termination of employment gives rise to a repurchase right with respect to Shares held by a transferee, it shall be the termination of the original Shareholder’s employment that creates the repurchase right and not the termination of employment of such transferee.

(c)               Effect of Prohibited Transfer of Shares. Any transfer of Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been transferred in violation of this Agreement or (ii) to treat as the owner of such Shares or pay dividends to any transferee to whom any such Shares shall have been so transferred.

5.                  Cancellation of Unvested Shares; Repurchase Right; Voting Trust.

(a)               Cancellation of Unvested Shares. Upon the termination of the Shareholder’s services with the Company (or an Affiliate), no further portion of the Restricted Shares shall become vested pursuant to this Agreement and all unvested Restricted Shares shall be cancelled and forfeited effective as of the date that such services are terminated. .

(b)               Repurchase of Vested Shares.

(i)                 Repurchase Right. Upon the termination of the Shareholder’s services with the Company (or an Affiliate), the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by the Shareholder that have vested (the “Vested Restricted Shares”). The purchase and sale arrangements contemplated by the preceding sentences of this Section 5(b)(i) are referred to herein as the “Vested Share Repurchase.” The per share purchase price of the Vested Restricted Shares subject to the Vested Share Repurchase (the “Vested Shares Repurchase Price”) shall be the Fair Market Value of such Vested Restricted Shares as of the date of the award of such shares, as determined by the Board of Directors, in its sole discretion..

(ii)              Closing Procedure. The Company or its assigns shall effect the Vested Share Repurchase by delivering or mailing to the Shareholder written notice within ninety (90) days after the termination of service, specifying a date within such ninety day period in which the Vested Share Repurchase shall be effected. Upon such notification, the Shareholder shall promptly surrender to the Company any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Shareholder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable Repurchase Price (as determined by Section 5(b)(i)) of the Shares being purchased, provided, however, that the Company may pay the applicable Repurchase Price (as determined by Section 5(b)(i) above) for such Shares by offsetting and canceling any indebtedness then owed by the Shareholder to the Company. At such time, the Shareholder shall deliver to the Company the certificate or certificates representing the Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase right shall survive and remain in effect as to the Vested Restricted Shares under Section 5(b) following and notwithstanding any public offering by or merger or other transaction involving the Company. Certificates representing such Shares shall bear legends to such effect.

(iii)            Voting Trust. Upon the termination of the Shareholder’s services with the Company (or an Affiliate, the Shares shall automatically put into a voting trust (the “Voting Trust”), with a trustee to be designated by the Company. The Shareholder for himself or herself agrees to execute a Voting Trust Agreement in form and substance substantially as set forth at Exhibit B attached hereto. Such Shares shall be held by the Voting Trust for the benefit of the Shareholder, and all voting rights shall be granted to one or more voting trustees to be designated solely by the Board of the Company. If determined by the Board in its sole discretion, the Shareholder may also be required to execute an irrevocable proxy in connection with the provisions of this Section 5(b)(iii).

6.                  Right of First Refusal; Drag Along Right .

(a)               Right of First Refusal. If the Shareholder shall propose to transfer any Shares held by him to any Person (a “Transferee”), such proposed transfer shall be conditioned upon the following:

(i)               The Shareholder shall not transfer any Shares unless the Shareholder has owned such shares for a period of at least six (6) months on the date of transfer. Any transfer of Shares owned by the Shareholder for less than six (6) months on the date of transfer shall be null and void.

(ii)              The Shareholder (the “Offeror”) shall offer to the Company or the Company’s designee(s) the Shares which it desires to sell, transfer or convey (the “Offered Securities”), at the same price and on the same terms that the Shareholder intends to sell, transfer or convey the Offered Securities to the Transferee; provided that the Company or its designee(s) shall have no rights to acquire the Offered Securities unless all of the Offered Stock is acquired. Such offer shall be made by a written notice (the “Notice of Proposed Transfer”) delivered to the Company not less than sixty (60) days prior to the proposed sale, transfer or conveyance. Such notice shall set forth the identity of the Transferee, the price and other terms and conditions of the proposed sale or transfer and such other information as the Company or its designee(s) shall reasonably request, including but not limited to the provisions of Section 6(b) hereof.

(iii)             If the Company or its designee(s) do not accept the offer made by the Offeror with respect to all of the Offered Securities within sixty (60) days following the Company’s receipt of the Notice of the Proposed Transfer, then the Offeror shall have the right for a period of thirty (30) days following the aforementioned sixty (60) day period to sell, transfer or convey such Offered Securities, but only to the Transferee, at not less than the price, and upon terms not more favorable to the Transferee that were contained in the Notice of Proposed Transfer.

(b)               Drag Along Rights. If, upon the approval of the Board of Directors of the Company, the holders of shares equal to a majority of the issued and outstanding Common Stock, determined on an as converted basis (i.e., assuming the conversion of all shares of capital stock which can be converted into Common Stock at the time of the determination, into Common Stock), elect to effect a sale of all of their shares of capital stock (the “Subject Shares”), the Shareholder shall sell all Shares held by him or her on the terms and conditions approved by such other selling stockholders; provided, however, that the Shares being sold by the Shareholder are sold for the same price and upon the same terms and conditions in all material respects as those applicable to the Subject Shares being sold by such other selling stockholders, adjusting for the conversion of all shares of capital stock which can be converted into Common Stock. The Shareholder will take all action necessary and desirable in connection with the consummation of the sale of the Shares in connection with a sale of the Subject Shares, including, without limitation, execution and delivery of agreements relating to such sale of Subject Shares and the Shares. The Shareholder will bear its pro rata share of the cost of any sale of Subject Shares or other equity securities pursuant to a sale of Subject Shares and the Shares to the extent such costs are incurred for the benefit generally of all stockholders of the Company and are not otherwise paid by the Company or the acquiring party. Costs incurred by stockholders of Company on their own behalf will not be considered costs of the transaction hereunder. The Company shall have no duty or obligation to disclose to the Shareholder, and the Shareholder shall have no right to be advised of, any material information regarding the Company or any of its subsidiaries or affiliates, at any time prior to, upon or in connection with the exercise of the rights hereunder by the Company.

(c)               This Section 6 shall terminate upon an underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock.

7.                  Securities Law Restrictions on Resale.

(a)               Shareholder’s Representations and Agreements. The Shareholder represents and agrees that (i) unless and until registered under the Securities Act, the Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act; (ii) the Shares will be acquired for investment, and not with a view to the sale or distribution thereof, and (iii) such Shares may not be sold except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

(b)               Legends on Certificates. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a legend referring to the restrictions on transfer imposed by the Securities Act, and any applicable state securities laws, as well as a legend to the following effect:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THIS CERTIFICATE AND THE COMPANY’S 2011 EQUITY INCENTIVE PLAN. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

(c)               Removal of Legends. If, in the opinion of counsel to the Company, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, then the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(d)               Lock-up Agreement. The Shareholder agrees that, in the event that the Company effects any underwritten public offering of Common Stock registered under the Securities Act, neither the Shares nor any interest in the Shares may be sold, offered for sale, pledged or otherwise disposed of, directly or indirectly (including through the granting of options or any hedging transactions), without the prior written consent of the managing underwriter(s) of the offering, for the same period of time after the execution of an underwriting agreement in connection with such offering, and on the same terms, that all of the Company’s then directors and executive officers agree to be restricted.

8.                  No Retention Rights. Nothing in the Plan or this Agreement confers upon the Shareholder any right to continue in the service of the Company for any period of specific duration or shall be construed to interfere with or otherwise restrict in any way the rights of the Company or of the Shareholder, which rights are expressly reserved by each, to terminate the Shareholder’s service at any time and for any reason, with or without cause.

9.                  Section 83(b) Election and Withholding of Taxes. The Participant shall provide the Company with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit A. If the Participant makes a timely 83(b) Election, the Participant shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Participant shall, as Restricted Shares shall vest or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Participant hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Participant pursuant to this Agreement, (c) the nature of the election to be made by the Participant under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws.

10.                Amendment. The Board may at any time or times amend the Plan or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan or amendment of this Agreement shall, without the Shareholder’s consent, materially adversely affect the Shareholder’s rights under this Agreement.

11.                Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Shareholder shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

12.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

13.                Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

EXHIBIT A

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 201_ the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.                  The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:

TAXPAYER’S SOCIAL SECURITY NO.:

TAXABLE YEAR: Calendar Year 201_

ADDRESS:

2.                  The property which is the subject of this election is            shares of common stock of __________________________, Inc.

3.                  The property was transferred to the undersigned on            , 201_.

4.                  The property is subject to the following restrictions: The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s employment or service with the issuer is terminated. The issuer’s repurchase right lapses in a series of periodic installments.

5.                  The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $ per share x ________ shares = $___________.

6.                  The undersigned paid $         per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

Dated:
Taxpayer

EXHIBIT B

VOTING TRUST

EXHIBIT C

Attachment A

Notice of Stock Option Exercise
(To be completed and signed only on exercise of Option)

I hereby exercise the stock option (the “Option”) granted by Inhibikase Therapeutics, Inc. (the “Company”) to me on _______, subject to all the terms and provisions thereof as contained in the Stock Option Grant Agreement of the same date signed by me concerning such Option (the “Agreement”) and in the Company’s 2011 Equity Incentive Plan referred to therein (the “Plan”), and notify you of my desire to purchase Shares pursuant to the Option.

Enclosed is my check in the sum of $           in full payment for such Shares and applicable withholding and employment taxes.*

I have been made aware of and understand the following:

(i)               A holder of Incentive Stock Options may be subject to Alternative Minimum Tax upon the holder’s exercising his/her options.

(ii)              A holder of Non-Qualified Stock Options will be taxed upon the holder’s exercising his/her options, and may be subject to withholding.

(iii)             At the time stock received on exercising an Incentive Stock Option is sold, the holder will pay tax on the difference between the exercise and sale prices at a favorable capital gains rate only if the stock is sold after the later of (i) one year after the date of exercise, and (ii) two years after the date of grant, and meets other requirements for incentive stock options. If the holder does not satisfy the required Incentive Stock Option holding period, the holder will recognize ordinary income when the stock is sold.

I understand that all taxes relating to the exercise of these options are my responsibility alone, and have sought advice from my tax advisor as I determined appropriate.

I hereby confirm to the Company each of my representations, covenants and agreements in the Agreement.

All capitalized terms in this Notice of Stock Option Exercise have the meanings set forth in the Agreement or in the Plan, as the case may be.

DATED:

Signature:

Name:

*       Alternative payment methods may be permitted pursuant to Section 3(b)(ii) of the Agreement.

Please inquire of the Company if you are interested in such alternatives.

Section 11
General Provisions Applicable to Awards

11.1.             Withholding, Requirements and Arrangements. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required to be withheld in respect of any Option no later than the date of the event creating the tax liability. In the Board’s discretion, such tax obligations may be paid in whole or in part in Shares, including shares retained from the exercise of the Option creating the tax obligation, valued at the Fair Market Value of the Shares on the date of delivery to the Company. The Company and any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

11.2.             No Effect on Employment. The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company. The loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

11.3.             No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof.

11.4.             Lock-Up Agreement. The Company may, in its discretion, require in connection with an Initial Public Offering that a Participant agree that any Share not be sold, offered for sale, or otherwise disposed of for a period of time as determined by the Committee, provided at least a majority of the Company’s Directors and officers who hold Shares or Options at such time are similarly bound.

11.5.             Governing Law. The Plan and all rights under the Plan shall be construed in accordance with and governed by the internal laws of the state of Delaware, without giving effect to the principles of the conflicts of laws thereof.

11.6.             Effective Date. This Plan shall become effective upon approval by the stockholders in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

Section 12
Amendment and Termination

12.1.             Amendment, Suspension, Termination of the Plan. The Board may amend, suspend or terminate the Plan in whole or in part at any time and for any reason; provided, however, that any amendment of the Plan which is necessary to comply with any applicable tax or regulatory requirement, shall be subject to the approval of the Company’s stockholders. Stockholder approval shall not be required for any other amendment of the Plan. No amendment, suspension or termination of the Plan shall materially adversely affect the rights of a Participant, without such Participant’s consent, with respect to any Award previously made. Unless terminated earlier by the Board, the Plan shall terminate on the tenth anniversary of the Plan’s date of adoption by the Board. In no event shall any Awards be made under the Plan after such expiration date, but Awards previously granted may extend beyond such date.

12.2.             Amendment, Suspension, Termination of an Award. The Committee may modify, amend or terminate any outstanding Award, including, without limitation, substituting therefor another Award of the same or a different type and changing the date of exercise or realization; provided, however, that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially adversely affect the Participant.

Adopted as of the ___________ day of _______, 2011.

INHIBKASE THERAPEUTICS, INC.

By:
Title: President & CEO